                 Exhibit 99 - Exhibit Index
                 __________________________








      UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C. 20549





       _____________________________________________



                          EXHIBITS

                         FILED WITH

                 Annual Report on Form 10-K

        For the Fiscal Year Ended December 31, 1996



       _____________________________________________




                     USLIFE Corporation

                              USLIFE Corporation
                               Index To Exhibits

Exhibit
Number                              Exhibit
_______                             _______

  3       (i) (a)   -    Restated Certificate  of  Incorporation,  as  amended,
                    incorporated herein  by  reference  to  USLIFE's  Quarterly
                    Report on  Form 10-Q  for the  quarter ended June 30, 1996,
                    SEC File No. 1-5683.

          (i) (b) - Certificate of Amendment of the Certificate of Incorporation, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996, SEC File No. 1-5683.

          (ii)      -    By-laws, as  amended and restated, incorporated herein
                    by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended March 31, 1996, SEC File No. 1-5683.

  4       (i)       -    See Exhibit 3(i).

          (ii) - Indenture dated as of October 1, 1982 (6.75% Notes due January 15, 1998, and 6.375% Notes due June 15, 2000) incorporated herein by reference to USLIFE's Registration Statement No. 2-79559 on Form S-3.

                    Agreements or instruments with respect to long-term debt which are not filed as exhibits hereto do not in total exceed 10% of USLIFE's consolidated total assets and USLIFE agrees to furnish a copy thereof to the Commission upon request.

          (iii) - Amended and Restated Rights Agreement, dated as of September 27, 1994, as amended February 13, 1997, between USLIFE Corporation and Chase Manhattan Bank, formerly known as Chemical Bank (successor by merger to Manufacturers Hanover Trust Company), as Rights Agent, relating to Common Stock Purchase Rights issued by USLIFE on July 10, 1986, incorporated herein by reference to USLIFE's Report on Form 8-K dated October 12, 1994 and USLIFE's Report on Form 8-K dated February 21, 1997, SEC File No. 1-5683.

  10   *  (i)       -    Employment contract  dated as of April 1, 1989 between
                    USLIFE Corporation and Gordon E. Crosby, Jr., incorporated herein by reference to USLIFE's Quarterly Report on Form
                    10-Q for  the quarter ended March 31, 1989, SEC File No. 1-
                    5683.

       *  (ii)      -    First Amendment  dated as of May 1, 1989 to employment
                    contract  dated   as  of   April  1,  1989  between  USLIFE
                    Corporation and Gordon E. Crosby, Jr., incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1989, SEC File No. 1-5683.

       *  (iii)     -    Second Amendment dated as of May 1, 1990 to employment
                    contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Gordon E. Crosby, Jr., incorporated herein by reference to USLIFE's Quarterly Report on Form
                    10-Q for  the quarter ended March 31, 1990, SEC File No. 1-
                    5683.

       *  (iv)      -    Third Amendment  dated as of May 1, 1991 to employment
                    contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Gordon E. Crosby, Jr., incorporated herein by reference to USLIFE's Quarterly Report on Form
                    10-Q for  the quarter  ended June 30, 1991, SEC File No. 1-
                    5683.

                              USLIFE Corporation
                               Index To Exhibits

Exhibit
Number                              Exhibit
_______                             _______

       *  (v)       -    Fourth Amendment dated as of May 1, 1992 to employment
                    contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Gordon E. Crosby, Jr., incorporated herein by reference to USLIFE's Quarterly Report on Form
                    10-Q for  the quarter  ended June 30, 1992, SEC File No. 1-
                    5683.

       *  (vi)      -    Fifth Amendment  dated  as  of  February  1,  1993  to
                    employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Gordon E. Crosby, Jr., incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1992, SEC File
                    No. 1-5683.

       *  (vii)     -    Sixth Amendment  dated as of May 1, 1993 to employment
                    contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Gordon E. Crosby, Jr., incorporated herein by reference to USLIFE's Quarterly Report on Form
                    10-Q for  the quarter  ended June 30, 1993, SEC File No. 1-
                    5683.

       *  (viii)    -    Seventh  Amendment   dated  as   of  May  1,  1994  to
                    employment contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Gordon E. Crosby, Jr., incorporated herein by reference to USLIFE's Quarterly
                    Report on  Form 10-Q  for the  quarter ended June 30, 1994,
                    SEC File No. 1-5683.

       *  (ix)      -    Eighth Amendment dated as of May 1, 1995 to employment
                    contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Gordon E. Crosby, Jr., incorporated herein by reference to USLIFE's Quarterly Report on Form
                    10-Q for  the quarter  ended June 30, 1995, SEC File No. 1-
                    5683.

       *  (x)       -    Ninth Amendment  dated as of May 1, 1996 to employment
                    contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Gordon E. Crosby, Jr., incorporated herein by reference to USLIFE's Quarterly Report on Form
                    10-Q for  the quarter  ended June 30, 1996, SEC File No. 1-
                    5683.

       *  (xi)      -    Employment contract  dated as of April 1, 1989 between
                    USLIFE Corporation and Greer F. Henderson, incorporated herein by reference to USLIFE's Quarterly Report on Form
                    10-Q for  the quarter ended March 31, 1989, SEC File No. 1-
                    5683.

       *  (xii)     -    First Amendment  dated as of May 1, 1989 to employment
                    contract  dated   as  of  April  1,  1989,  between  USLIFE
                    Corporation and Greer F. Henderson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1989, SEC File No. 1-5683.

       *  (xiii)    -    Second Amendment dated as of May 1, 1990 to employment
                    contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Greer F. Henderson, incorporated herein by reference to USLIFE's Quarterly Report on Form
                    10-Q for  the quarter ended March 31, 1990, SEC File No. 1-
                    5683.

       *  (xiv)     -    Third Amendment  dated as of May 1, 1991 to employment
                    contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Greer F. Henderson, incorporated herein by reference to USLIFE's Quarterly Report on Form
                    10-Q for  the quarter  ended June 30, 1991, SEC File No. 1-
                    5683.

       *  (xv)      -    Fourth Amendment dated as of May 1, 1992 to employment
                    contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Greer F. Henderson, incorporated herein by reference to USLIFE's Quarterly Report on Form
                    10-Q for  the quarter  ended June 30, 1992, SEC File No. 1-
                    5683.

                              USLIFE Corporation
                               Index To Exhibits

Exhibit
Number                              Exhibit
_______                             _______

       *  (xvi)     -    Fifth Amendment  dated as of May 1, 1993 to employment
                    contract dated  as of  April 1,   1989, as amended, between
                    USLIFE Corporation and Greer F. Henderson, incorporated herein by reference to USLIFE's Quarterly Report on Form
                    10-Q for  the quarter  ended June 30, 1993, SEC File No. 1-
                    5683.

       *  (xvii)    -    Sixth Amendment  dated as of May 1, 1994 to employment
                    contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Greer F. Henderson, incorporated herein by reference to USLIFE's Quarterly Report on Form
                    10-Q for  the quarter  ended June 30, 1994, SEC File No. 1-
                    5683.

       *  (xviii)   -    Seventh  Amendment   dated  as   of  May  1,  1995  to
                    employment contract  dated as of April 1, 1989, as amended,
                    between  USLIFE   Corporation  and   Greer  F.   Henderson,
                    incorporated herein  by  reference  to  USLIFE's  Quarterly
                    Report on  Form 10-Q  for the  quarter ended June 30, 1995,
                    SEC File No. 1-5683.

       *  (xix)     -    Eighth Amendment dated as of May 1, 1996 to employment
                    contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Greer F. Henderson, incorporated herein by reference to USLIFE's Quarterly Report on Form
                    10-Q for  the quarter  ended June 30, 1996, SEC File No. 1-
                    5683.

       *  (xx)      -    Employment contract  dated as of April 1, 1989 between
                    USLIFE Corporation and Christopher S. Ruisi, incorporated herein by reference to USLIFE's Quarterly Report on Form
                    10-Q for  the quarter ended March 31, 1989, SEC File No. 1-
                    5683.

       *  (xxi)     -    First Amendment  dated as of May 1, 1989 to employment
                    contract  dated   as  of   April  1,  1989  between  USLIFE
                    Corporation and Christopher S. Ruisi, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1989, SEC File No. 1-5683.

       *   (xxii)   -    Second Amendment dated as of May 1, 1990 to employment
                    contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Christopher S. Ruisi, incorporated herein by reference to USLIFE's Quarterly Report on Form
                    10-Q for  the quarter ended March 31, 1990, SEC File No. 1-
                    5683.

       *  (xxiii)   -    Third Amendment  dated as of May 1, 1991 to employment
                    contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Christopher S. Ruisi, incorporated herein by reference to USLIFE's Quarterly Report on Form
                    10-Q for  the quarter  ended June 30, 1991, SEC File No. 1-
                    5683.

       *  (xxiv)    -    Fourth Amendment dated as of May 1, 1992 to employment
                    contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Christopher S. Ruisi, incorporated herein by reference to USLIFE's Quarterly Report on Form
                    10-Q for  the quarter  ended June 30, 1992, SEC File No. 1-
                    5683.

       *  (xxv)     -    Fifth Amendment  dated as of May 1, 1993 to employment
                    contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Christopher S. Ruisi, incorporated herein by reference to USLIFE's Quarterly Report on Form
                    10-Q for  the quarter  ended June 30, 1993, SEC File No. 1-
                    5683.

       *  (xxvi)    -    Sixth Amendment  dated as of May 1, 1994 to employment
                    contract dated as of April 1, 1989, as amended, between USLIFE Corporation and Christopher S. Ruisi, incorporated herein by reference to USLIFE's Quarterly Report on Form
                    10-Q for  the quarter  ended June 30, 1994, SEC File No. 1-
                    5683.

                              USLIFE Corporation
                               Index To Exhibits

Exhibit
Number                              Exhibit
_______                             _______

       *  (xxvii)   -    Seventh  Amendment   dated  as   of  May  1,  1995  to
                    employment contract  dated as of April 1, 1989, as amended,
                    between  USLIFE   Corporation  and  Christopher  S.  Ruisi,
                    incorporated herein  by  reference  to  USLIFE's  Quarterly
                    Report on  Form 10-Q  for the  quarter ended June 30, 1995,
                    SEC File No. 1-5683.

       *  (xxviii)  -    Eighth  Amendment   dated  as   of  May   1,  1996  to
                    employment contract  dated as of April 1, 1989, as amended,
                    between  USLIFE   Corporation  and  Christopher  S.  Ruisi,
                    incorporated herein  by  reference  to  USLIFE's  Quarterly
                    Report on  Form 10-Q  for the  quarter ended June 30, 1996,
                    SEC File No. 1-5683.

       *  (xxix)    -    Employment contract dated as of April 16, 1990 between
                    USLIFE Corporation and William A. Simpson, incorporated herein by reference to USLIFE's Quarterly Report on Form
                    10-Q for  the quarter ended March 31, 1990, SEC File No. 1-
                    5683.

       *  (xxx)     -    First Amendment  dated as of May 1, 1991 to employment
                    contract  dated   as  of  April  16,  1990  between  USLIFE
                    Corporation and William A. Simpson, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1991, SEC File No. 1-5683.

       *  (xxxi)    -    Second Amendment dated as of May 1, 1992 to employment
                    contract dated as of April 16, 1990, as amended, between USLIFE Corporation and William A. Simpson, incorporated herein by reference to USLIFE's Quarterly Report on Form
                    10-Q for  the quarter  ended June 30, 1992, SEC File No. 1-
                    5683.

       *  (xxxii)   -    Third  Amendment  dated  as  of  October  1,  1992  to
                    employment contract dated as of April 16, 1990, as amended,
                    between  USLIFE   Corporation  and   William  A.   Simpson,
                    incorporated herein  by  reference  to  USLIFE's  Quarterly
                    Report on Form 10-Q for the quarter ended September 30, 1992, SEC File No. 1-5683.

       *  (xxxiii)  -    Third Amendment  dated as of May 1, 1993 to employment
                    contract dated as of April 16, 1990, as amended, between USLIFE Corporation and William A. Simpson, incorporated herein by reference to USLIFE's Quarterly Report on Form
                    10-Q for  the quarter  ended June 30, 1993, SEC File No. 1-
                    5683.

       *  (xxxiv)   -    Fourth Amendment dated as of May 1, 1994 to employment
                    contract dated as of April 16, 1990, as amended, between USLIFE Corporation and William A. Simpson, incorporated herein by reference to USLIFE's Quarterly Report on Form
                    10-Q for  the quarter  ended June 30, 1994, SEC File No. 1-
                    5683.

       *  (xxxv)    -    Fifth  Amendment  dated  as  of  January  1,  1995  to
                    employment contract dated as of April 16, 1990, as amended,
                    between  USLIFE   Corporation  and   William  A.   Simpson,
                    incorporated herein  by  reference  to  USLIFE's  Quarterly
                    Report on  Form 10-Q  for the  quarter ended June 30, 1995,
                    SEC File No. 1-5683.

       *  (xxxvi)   -    Sixth Amendment  dated as of May 1, 1995 to employment
                    contract dated as of April 16, 1990, as amended, between USLIFE Corporation and William A. Simpson, incorporated herein by reference to USLIFE's Quarterly Report on Form
                    10-Q for  the quarter  ended June 30, 1995, SEC File No. 1-
                    5683.

       *  (xxxvii)  -    Seventh  Amendment   dated  as   of  May  1,  1996  to
                    employment contract dated as of April 16, 1990, as amended,
                    between  USLIFE   Corporation  and   William  A.   Simpson,
                    incorporated herein  by  reference  to  USLIFE's  Quarterly
                    Report on  Form 10-Q  for the  quarter ended June 30, 1996,
                    SEC File No. 1-5683.

                              USLIFE Corporation
                               Index To Exhibits

Exhibit
Number                              Exhibit
_______                             _______

       *  (xxxviii) -    Form of  Key Executive Employment Protection Agreement
                    dated November 14, 1995, between USLIFE Corporation and Gordon E. Crosby, Jr., Greer F. Henderson, Christopher S. Ruisi, and William A. Simpson, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1995, SEC File No. 1-5683.

       *  (xxxix)   -    Form  of   Employment  and  Key  Executive  Employment
                    Protection  Agreement  dated  November  14,  1995,  between
                    USLIFE Corporation  and Wesley  E. Forte,  A. Scott Bushey,
                    Arnold A. Dicke, James M. Schlomann and John D. Gavrity, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1995, SEC File
                    No. 1-5683.

       *  (xl)      -    Form of  Key Executive Employment Protection Agreement
                    dated November  14, 1995,  between USLIFE  Corporation  and
                    Frank J.  Auriemmo, Jr.,  Richard J. Chouinard, and Richard
                    G. Hohn,  incorporated  herein  by  reference  to  USLIFE's
                    Annual Report  on Form 10-K for the year ended December 31,
                    1995, SEC File No. 1-5683.

       *  (xli)     -    Form of  Key Executive Employment Protection Agreement
                    dated  November   27,  1995,   between  All  American  Life
                    Insurance Company  and James A. Bickler, USLIFE Real Estate
                    Services  Corporation   and  Philip   G.  Faulkner,  USLIFE
                    Insurance Services  Corporation and  Thomas  L.  Hendricks,
                    USLIFE Credit Life Insurance Company and William M. Keeler, and dated January 24, 1996, between The United States Life
                    Insurance Company  In the  City of  New York  and Ralph  J.
                    Cargiulo, incorporated  herein  by  reference  to  USLIFE's
                    Annual Report  on Form 10-K for the year ended December 31,
                    1995, SEC File No. 1-5683.

       *  (xlii)    -    Employment and  Key  Executive  Employment  Protection
                    Agreement dated  May 1, 1996 between USLIFE Corporation and
                    Michael  LeFante,   incorporated  herein  by  reference  to
                    USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996, SEC File No. 1-5683.

       *  (xliii)   -    Key Executive  Employment Protection  Agreement  dated
                    May 23,  1996 between  USLIFE  Corporation  and  Ronald  M.
                    Chernoff, incorporated  herein  by  reference  to  USLIFE's
                    Quarterly Report  on Form  10-Q for  the quarter ended June
                    30, 1996, SEC File No. 1-5683.

       *  (xliv)    -    First  Amendment   to  Employment  and  Key  Executive
                    Employment Protection Agreement dated as of May 1, 1996, to the Agreement dated November 14, 1995, between USLIFE
                    Corporation and A. Scott Bushey, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996, SEC File No. 1-5683.

       *  (xlv)     -    First  Amendment   to  Employment  and  Key  Executive
                    Employment Protection Agreement dated as of May 1, 1996, to the Agreement dated November 14, 1995, between USLIFE
                    Corporation and Arnold A. Dicke, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996, SEC File No. 1-5683.

       *  (xlvi)    -    First  Amendment   to  Employment  and  Key  Executive
                    Employment Protection Agreement dated as of May 1, 1996, to the Agreement dated November 14, 1995, between USLIFE
                    Corporation and Wesley E. Forte, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996, SEC File No. 1-5683.

       *  (xlvii)   -    First  Amendment   to  Employment  and  Key  Executive
                    Employment Protection Agreement dated as of May 1, 1996, to the Agreement dated November 14, 1995, between USLIFE
                    Corporation and John D. Gavrity, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996, SEC File No. 1-5683.

                              USLIFE Corporation
                               Index To Exhibits

Exhibit
Number                              Exhibit
_______                             _______

       *  (xlviii)  -    First  Amendment   to  Employment  and  Key  Executive
                    Employment Protection Agreement dated as of May 1, 1996, to the Agreement dated November 14, 1995, between USLIFE
                    Corporation and James M. Schlomann, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996, SEC File No. 1-5683.

         (il) - Lease dated as of December 30, 1986 between The United States Life Insurance Company In the City of New York and RREEF USA Fund-III for the lease of a portion of 125 Maiden Lane, New York, New York, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1986, SEC File No. 1-5683.

        (l) - Amendment to Lease dated August 31, 1988 to Lease dated as of December 30, 1986 between The United States Life Insurance Company In the City of New York and RREEF USA Fund-III for the lease of a portion of 125 Maiden Lane, New York, New York, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1988, SEC File No. 1-5683.

        (li) - Second Amendment to Lease dated November 16, 1988 to Lease dated as of December 30, 1986 between The United States Life Insurance Company In the City of New York and RREEF USA Fund-III for the lease of a portion of 125 Maiden Lane, New York, New York, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1988, SEC File No. 1-5683.

        (lii) - Third Amendment to Lease dated May 10, 1989 to Lease dated as of December 30, 1986 between The United States Life Insurance Company In the City of New York and RREEF USA Fund-III for the lease of a portion of 125 Maiden Lane, New York, New York, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1995, SEC File No. 1-5683.

        (liii) - Fourth Amendment to Lease dated April 14, 1995 to Lease dated as of December 30, 1986 between The United States Life Insurance Company In the City of New York and RREEF USA Fund-III for the lease of a portion of 125 Maiden Lane, New York, New York, incorporated herein by reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended June 30, 1995, SEC File No. 1-5683.

        (liv) - Fifth Amendment to Lease dated as of December 26, 1995 to Lease dated as of December 30, 1986 between The United States Life Insurance Company In the City of New York and RREEF USA Fund-III for the lease of a portion of 125 Maiden Lane, New York, New York, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1995, SEC File No. 1-5683.

        (lv) - Sixth Amendment to Lease dated as of December 26, 1995 to Lease dated as of December 30, 1986 between The United States Life Insurance Company In the City of New York and RREEF USA Fund-III for the lease of a portion of 125 Maiden Lane, New York, New York, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1995, SEC File No. 1-5683.

        (lvi) - Lease dated May 21, 1987 between The United States Life Insurance Company In the City of New York and
                    Commercial Realty & Resources Corp. for the lease of premises at the Jumping Brook Corporate Office Park in Neptune, New Jersey, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1988, SEC File No. 1-5683.

                              USLIFE Corporation
                               Index To Exhibits

Exhibit
Number                              Exhibit
_______                             _______

        (lvii) - February 9, 1989 Amendment to Lease dated May 21, 1987 between The United States Life Insurance Company In the City of New York and Commercial Realty & Resources Corp.
                    for the lease of premises at the Jumping Brook Corporate Office Park in Neptune, New Jersey, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1988, SEC File No. 1-5683.

       *  (lviii)   -    1981  Stock  Option  Plan,  as  amended,  incorporated
                    herein by  reference to  USLIFE's Quarterly  Report on Form
                    10-Q for the quarter ended September 30, 1995, SEC File No.
                    1-5683.

       *  (lix)     -    USLIFE Corporation  Non-Employee  Directors'  Deferred
                    Compensation Plan, as amended January 28, 1997.

       *  (lx)      -    USLIFE  Corporation   Book  Unit   Plan,  as   amended
                    effective  September   1,  1995,   incorporated  herein  by
                    reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995, SEC File No. 1-5683.

       *  (lxi)     -    USLIFE  Corporation   Retirement  Plan   for   Outside
                    Directors (as amended January 23, 1996), incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1995, SEC File No. 1-5683.

       *  (lxii)    -    USLIFE Corporation  Restricted Stock  Plan, as amended
                    effective February 13, 1997.

       *  (lxiii)   -    USLIFE Corporation  1991 Stock Option Plan, as amended
                    effective  September   1,  1995,   incorporated  herein  by
                    reference to USLIFE's Quarterly Report on Form 10-Q for the quarter ended September 30, 1995, SEC File No. 1-5683.

       *  (lxiv)    -    USLIFE  Corporation   Non-Employee  Directors'   Stock
                    Option Plan,   incorporated  herein by reference to Exhibit
                    4(a) to  USLIFE's Registration  Statement No.  33-53265  on
                    Form S-8 dated April 25, 1994.

       *  (lxv)     -    Annual Incentive  Plan, as  amended October  25, 1994,
                    for Selected  Key Officers  of USLIFE  Corporation and  its
                    Subsidiaries, incorporated  herein by reference to USLIFE's
                    Annual Report  on Form 10-K for the year ended December 31,
                    1994, SEC File No. 1-5683.

       *  (lxvi)    -    USLIFE   Corporation    Executive   Officer   Deferred
                    Compensation  Plan   (as   amended   January   23,   1996),
                    incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1995, SEC File
                    No. 1-5683.

       *  (lxvii)   -    USLIFE  Corporation  1993  Long-Term  Incentive  Award
                    Guidelines, as amended, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended
                    December 31, 1994, SEC File No. 1-5683.

       *  (lxviii)  -    USLIFE Corporation  Supplemental Employee  Savings and
                    Investment Plan (as amended January 23, 1996), incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1995, SEC File No. 1-5683.

       *  (lxix)    -    USLIFE Corporation  Supplemental Retirement  Plan  (as
                    amended October 22, 1996).

                              USLIFE Corporation
                               Index To Exhibits

Exhibit
Number                              Exhibit
_______                             _______

       *  (lxx)     -    Trust Agreement  made as  of November  22, 1996, among
                    USLIFE Corporation,  Chase Manhattan  Bank  and  KPMG  Peat
                    Marwick LLP (as independent contractor) establishing a trust to fund certain employment contracts, the Book Unit
                    Plan and the USLIFE Corporation Deferred Compensation Plan.

       *  (lxxi)    -    Trust Agreement  made as of March 1, 1994, as amended,
                    effective  January  23,  1996,  among  USLIFE  Corporation,
                    Chemical Bank  (now known as Chase Manhattan Bank) and KPMG
                    Peat Marwick LLP (as independent contractor) establishing a
                    trust  to   fund  the   USLIFE   Corporation   Supplemental
                    Retirement Plan  and the  Supplemental Employee Savings and
                    Investment  Plan,   incorporated  herein  by  reference  to
                    USLIFE's Annual  Report on  Form 10-K  for the  year  ended
                    December 31, 1995, SEC File No. 1-5683.

       *  (lxxii)   -    Trust Agreement  made as of March 1, 1994, as amended,
                    effective  January  23,  1996,  among  USLIFE  Corporation,
                    Chemical Bank  (now known as Chase Manhattan Bank) and KPMG
                    Peat Marwick LLP (as independent contractor) establishing a trust to  fund the  USLIFE Corporation  Retirement Plan for
                    Outside  Directors  and  the  USLIFE  Corporation  Deferred
                    Compensation  Plan   for  Outside  Directors,  incorporated
                    herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1995, SEC File No. 1-5683.

       *  (lxxiii)  -    Form  of   Employment  and  Key  Executive  Employment
                    Protection Agreement  dated March  14, 1997  between USLIFE
                    Corporation and James Addiego and Neal M. Stern.

        (lxxiv) - Agreement and Plan of Merger by and among American General Corporation, Texas Stars Corporation and USLIFE Corporation, dated as of February 12, 1997, incorporated herein by reference to USLIFE's Report on Form 8-K dated February 21, 1997, SEC File No. 1-5683.

  12                -    Computations of ratios of earnings to fixed charges.

  21                -    List of Subsidiaries, incorporated herein by reference
                    to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1995, SEC File No. 1-5683.

  23                -    Consent of Independent Certified Public Accountants
                    (see page 63).

  27                -    Financial Data Schedule (electronic filing only).

  99 (i) - Annual Report on Form 11-K of USLIFE Corporation Employee Savings and Investment Plan for the plan year ended December 31, 1996 (to be filed within 180 days of fiscal year end of Plan).

  99 (ii) - Trust Agreement made as of December 6, 1990 among USLIFE Corporation, Manufacturers Hanover Trust Company (predecessor to Chemical Bank, now known as Chase Manhattan
                    Bank),  and   KPMG  Peat   Marwick  LLP   (as   independent
                    contractor)  establishing   a  trust  to  fund  the  USLIFE
                    Corporation Retirement Plan, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1990, SEC File No. 1-5683.

  99 (iii) - Amendment, effective January 23, 1996, to the Trust Agreement made as of December 6,1990 among USLIFE Corporation, Manufacturers Hanover Trust Company (predecessor to Chemical Bank, now known as Chase Manhattan
                    Bank),  and   KPMG  Peat   Marwick  LLP   (as   independent
                    contractor)  establishing   a  trust  to  fund  the  USLIFE
                    Corporation Retirement Plan, incorporated herein by reference to USLIFE's Annual Report on Form 10-K for the year ended December 31, 1995, SEC File No. 1-5683.


  * Indicates a management contract or compensatory plan or arrangement.